                                                                    Exhibit 99.1


                        CIT Equipment Collateral 2005-VT1
                            Monthly Servicing Report

                                                                                                Determination Date: 01/16/06
                                                                                                 Collection Period: 01/31/06
                                                                                                      Payment Date: 02/21/06
I. AVAILABLE FUNDS

      A. Available Pledged Revenues

         a. Scheduled Payments Received                                                                      $ 25,575,523.86
         b. Liquidation Proceeds Allocated to Owner Trust                                                       1,027,386.04
         c. Required Payoff Amounts of Prepaid Contracts                                                        2,482,498.77
         d. Required Payoff Amounts of Purchased Contracts                                                         46,008.49
         e. Proceeds of Clean-up Call                                                                                   0.00
         f. Investment Earnings on Collection Account and Note Distribution Account                                     0.00
                                                                                                             ---------------
                                                Total Available Pledged Revenues =                           $ 29,131,417.16

      B. Determination of Available Funds

          a. Total Available Pledged Revenues                                                                $ 29,131,417.16
          b. Servicer Advances                                                                                  3,306,595.22
          c. Recoveries of  prior Servicer Advances                                                            (2,581,322.90)
          d. Withdrawal from Cash Collateral Account                                                              123,925.49
                                                                                                             ---------------
                                                Total Available Funds =                                      $ 29,980,614.97
                                                                                                             ===============

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

             1.  Servicing Fee                                                                                    328,577.15

             2.  Class A-1 Note Interest Distribution                                                   0.00
                 Class A-1 Note Principal Distribution                                                  0.00
                                             Aggregate Class A-1 distribution                                           0.00

             3.  Class A-2 Note Interest Distribution                                             566,850.91
                 Class A-2 Note Principal Distribution                                         25,716,073.92
                                             Aggregate Class A-2 distribution                                  26,282,924.83

             4.  Class A-3 Note Interest Distribution                                             724,433.33
                 Class A-3 Note Principal Distribution                                                  0.00
                                             Aggregate Class A-3 distribution                                     724,433.33

             5.  Class A-4 Note Interest Distribution                                             338,154.33
                 Class A-4 Note Principal Distribution                                                  0.00
                                             Aggregate Class A-4 distribution                                     338,154.33

             6.  Class B Note Interest Distribution                                                40,316.42
                 Class B Note Principal Distribution                                              627,221.32
                                               Aggregate Class B distribution                                     667,537.74

             7.  Class C Note Interest Distribution                                                36,625.40
                 Class C Note Principal Distribution                                              557,530.06
                                               Aggregate Class C distribution                                     594,155.46

             8.  Class D Note Interest Distribution                                                69,154.54
                 Class D Note Principal Distribution                                              975,677.59
                                               Aggregate Class D distribution                                   1,044,832.13

             9.  Deposit to the Cash Collateral Account                                                                 0.00

             10. Amounts in accordance with the CCA Loan Agreement                                                      0.00

             11. Remainder to the holder of the equity certificate                                                      0.00
                                                                                                             ---------------

                                                Collection Account Distributions =                             29,980,614.97
                                                                                                             ===============

B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

             1. Payment due on the Senior Loan                                                                  2,184,860.97

             2. Payment due on the Holdback                                                                             0.00

             3. Payment to the Depositor                                                                                0.00
                                                                                                             ---------------

                                                Cash Collateral Account Distributions =                         2,184,860.97
                                                                                                             ===============

C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT    Collection Account Distributions =                                      0.00
                                                                                                             ===============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

          -----------------------------------------------------------------------------------------------------------------------
                   Distribution                Class A-1                 Class A-2           Class A-3           Class A-4
                     Amounts                     Notes                     Notes               Notes               Notes
          -----------------------------------------------------------------------------------------------------------------------

      1.           Interest Due                                0.00           566,850.91         724,433.33           338,154.33
      2.          Interest Paid                                0.00           566,850.91         724,433.33           338,154.33
      3.        Interest Shortfall                             0.00                 0.00               0.00                 0.00
                 ((1) minus (2))
      4.          Principal Paid                               0.00        25,716,073.92               0.00                 0.00
      5.    Total Distribution Amount                          0.00        26,282,924.83         724,433.33           338,154.33
                  ((2) plus (4))


          -----------------------------------------------------------------------------------------------------------------------
                   Distribution                 Class B                   Class C             Class D          Total Offered
                     Amounts                     Notes                     Notes               Notes               Notes
          -----------------------------------------------------------------------------------------------------------------------
      1.           Interest Due                           40,316.42            36,625.40          69,154.54         1,775,534.93
      2.          Interest Paid                           40,316.42            36,625.40          69,154.54         1,775,534.93
      3.        Interest Shortfall                             0.00                 0.00               0.00                 0.00
                 ((1) minus (2))
      4.          Principal Paid                         627,221.32           557,530.06         975,677.59        27,876,502.89
      5.    Total Distribution Amount                    667,537.74           594,155.46       1,044,832.13        29,652,037.82
                  ((2) plus (4))

IV. Information Regarding the Securities

    A  Summary of Balance Information

            ------------------------------------------------------------------------------------------------------------------
                                         Applicable    Principal Balance      Class Factor  Principal Balance     Class Factor
                    Class                  Coupon            Feb-06              Feb-06           Jan-06             Jan-06
                                            Rate          Payment Date        Payment Date     Payment Date       Payment Date
            ------------------------------------------------------------------------------------------------------------------
         a.    Class A-1 Notes             3.0728%                    0.00      0.00000                    0.00      0.00000
         b.    Class A-2 Notes             3.7600%          155,193,792.50      0.66894          180,909,866.42      0.77978
         c.    Class A-3 Notes             4.1200%          211,000,000.00      1.00000          211,000,000.00      1.00000
         d.    Class A-4 Notes             4.3600%           93,070,000.00      1.00000           93,070,000.00      1.00000
         e.     Class B Notes              4.0900%           11,201,555.90      0.61956           11,828,777.22      0.65425
         f.     Class C Notes              4.1800%            9,956,938.59      0.61960           10,514,468.65      0.65429
         g.     Class D Notes              4.5100%           17,424,642.55      0.61966           18,400,320.14      0.65435

         h.        Total Offered Notes                      497,846,929.54                       525,723,432.43


      B  Other Information

             ------------------------------------------------------------------------------------
                                                      Scheduled                 Scheduled
                                                   Principal Balance         Principal Balance
                         Class                          Feb-06                     Jan-06
                                                     Payment Date               Payment Date
             ------------------------------------------------------------------------------------
                    Class A-1 Notes                            0.00                      0.00


             -------------------------------------------------------------------------------------------------------------
                                                       Target             Class               Target              Class
                                       Class     Principal Balance        Floor          Principal Amount         Floor
                         Class      Percentage         Feb-06             Feb-06              Jan-06             Jan-06
                                                    Payment Date       Payment Date        Payment Date       Payment Date
             -------------------------------------------------------------------------------------------------------------
                        Class A       92.25%          459,263,792.50                     484,979,866.42
                        Class B        2.25%           11,201,555.91          0.00        11,828,777.23              0.00
                        Class C        2.00%            9,956,938.59          0.00        10,514,468.65              0.00
                        Class D        3.50%           17,424,642.53          0.00        18,400,320.14              0.00

   V. PRINCIPAL

      A.  MONTHLY PRINCIPAL AMOUNT

         1.  Principal Balance of Notes and Equity Certificates                                  525,723,432.43          480,240.31
             (End of Prior Collection Period)
         2.  Contract Pool Principal Balance (End of Collection Period)                          497,846,929.54
                                                                                             -------------------
             Total monthly principal amount                                                       27,876,502.89

      B.  PRINCIPAL BREAKDOWN                                               No. of Accounts
                                                                        ---------------------
         1.  Scheduled Principal                                               58,195             24,129,181.01
         2.  Prepaid Contracts                                                  298                2,473,088.49
         3.  Defaulted Contracts                                                216                1,228,224.90
         4.  Contracts purchased by CIT Financial USA, Inc.                      1                    46,008.49
                                                                        ----------------------------------------
             Total Principal Breakdown                                         58,710             27,876,502.89


  VI. CONTRACT POOL DATA

      A.  CONTRACT POOL CHARACTERISTICS

                                                             -------------------------------------------------------------
                                                                   Original             Feb-06              Jan-06
                                                                     Pool            Payment Date        Payment Date
                                                             -------------------------------------------------------------

         1.  a.  Contract Pool Balance                             803,339,897.82     497,846,929.54       525,723,432.43
             b.  No of Contracts                                           61,944             58,195               58,710
             c.  Pool Factor

         2.  Weighted Average Remaining Term                                37.70              28.82                29.40

         3.  Weighted Average Original Term                                 45.00


      B.  DELINQUENCY INFORMATION

                                            ------------------------------------------------------------------------------------
                                                % of                  % of Aggregate
                                                                     Required Payoff          No. Of        Aggregate Required
                                              Contracts                   Amount             Accounts         Payoff Amounts
                                            ------------------------------------------------------------------------------------
         1.  Current                                        95.65%               96.96%             55,663       488,619,072.14
             31-60 days                                      2.07%                1.69%              1,206         8,530,551.65
             61-90 days                                      0.96%                0.66%                560         3,334,590.55
             91-120 days                                     0.53%                0.30%                310         1,532,012.03
             120+ days                                       0.78%                0.38%                456         1,910,237.43

                          Total Delinquency                100.00%              100.00%             58,195       503,926,463.80

         2.  Delinquent Scheduled Payments:

             Beginning of Collection Period                                                   5,354,261.94
             End of Collection Period                                                         6,079,534.26
                                                                                        -------------------

                                                       Change in Delinquent Scheduled Payments  725,272.32

      C.  DEFAULTED CONTRACT INFORMATION

         1.  Required Payoff Amount on Defaulted Contracts                                    1,228,224.90
         2.  Liquidation Proceeds received                                                    1,027,386.04
                                                                                        -------------------
         3.  Current Liquidation Net Loss Amount                                                200,838.86

         4.  Cumulative Reported Net Losses                                                   3,203,041.15

             Cumulative Net Loss Ratio                                                             0.3987%

             Cummlative Net Loss Trigger                                                           3.0000%

 VII. MISCELLANEOUS INFORMATION

      A.  SERVICER ADVANCE BALANCE

         1.  Opening Servicer Advance Balance                                      5,354,261.94
         2.  Current Period Servicer Advance                                       3,306,595.22
         3.  Recoveries of prior Servicer Advances                                (2,581,322.90)
                                                                             -------------------
         4.  Ending Servicer Advance Balance                                       6,079,534.26

      B.  CASH COLLATERAL ACCOUNT

         1.  Opening Cash Collateral Account                                                                  40,743,566.01

         2.  Deposit from the Collection Account                                                                       0.00

         3.  Investment Earnings.                                                                                148,357.49

         4.  Withdrawals from the Cash Collateral Account                                                       (123,925.49)

         5.  Ending Cash Collateral Account Balance before Distributions                                      40,767,998.01

         6.  Required Cash Collateral Account Amount                                                          38,583,137.04

         7.  Cash Collateral Account Surplus                                                                   2,184,860.97

             Distribution of CCA
             a.  Senior Loan Interest                                                                            (71,382.69)
             b.  Senior Loan Principal                                                                        (2,113,478.28)
             c.  Holdback Amount Interest                                                                              0.00
             d. Holdback Amount Principal                                                                              0.00
                                                                                                       ---------------------
         9. Total Distribution                                                                                 (2,184,860.97)

         10. Ending Cash Collateral Account Balance after Distributions                                       38,583,137.04


      C.  OTHER RELATED INFORMATION

         1.  Discount Rate                                                               4.8100%

         2.  Life to Date Prepayment (CPR)                                               4.4076%

         3.  Life to Date Substitutions:

             a.  Prepayments                                                                0.00

             b.  Defaults                                                                   0.00


             ------------------------------------------------------------------------------------
                                                        Feb-06                     Jan-06
                          Item                       Payment Date               Payment Date
             ------------------------------------------------------------------------------------
         4.  a.  Senior Loan                                   7,937,275.65        10,050,753.93
             b.  Holdback Amount                              31,129,421.05        31,129,421.05

         5.  Applicable Rates for the Interest Period:
             a.  Libor Rate for the Interest Period                 4.4900%
             b.  Senior Loan Interest Rate                          7.9900%
             c.  Holdback Amount Interest Rate                     10.4900%

         6.  DELINQUENCY, NET LOSSES AND CPR HISTORY

             ------------------------------------------------------------------------------------------------------------
                                         % of                       % of                % of                % of
                                       Aggregate                 Aggregate           Aggregate           Aggregate
                                    Required Payoff           Required Payoff     Required Payoff     Required Payoff
                                        Amounts                   Amounts             Amounts             Amounts
                 Collection
                    Periods       31-60 Days Past Due       61-90 Days Past Due  91-120 Days Past Due120+ Days Past Due
             ------------------------------------------------------------------------------------------------------------

             ------------------------------------------------------------------------------------------------------------
                01/31/06                 1.69%                     0.66%               0.30%               0.38%
                12/31/05                 2.14%                     0.61%               0.36%               0.44%
                11/30/05                 2.55%                     0.77%               0.28%               0.42%
                10/31/05                 2.15%                     0.51%               0.31%               0.31%
                09/30/05                 1.82%                     0.82%               0.22%               0.26%
                08/31/05                 1.92%                     0.38%               0.20%               0.22%
                07/31/05                 1.64%                     0.38%               0.18%               0.23%
                06/30/05                 1.70%                     0.54%               0.18%               0.26%
                05/31/05                 1.65%                     0.41%               0.18%               0.36%
                04/30/05                 1.69%                     0.37%               0.28%               0.23%
                03/31/05                 1.70%                     0.77%               0.29%               0.01%

             ------------------------------------------------------------------------------------------------------------


             ---------------------------------------------------------------------------------------
               Collection             Monthly Net               Monthly Net
                 Month              Loss Percentage                Losses             LTD CPR
             ---------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------
               January-06               0.025%                   200,838.86            4.41%
              December-05               0.063%                   502,663.54            4.09%
              November-05               0.036%                   289,470.36            4.04%
               October-05               0.012%                   99,442.24             4.12%
              September-05              0.020%                   160,999.26            4.21%
               August-05                0.033%                   262,196.30            4.69%
                July-05                 0.034%                   273,048.48            4.35%
                June-05                 0.091%                   728,053.17            5.01%
                 May-05                 0.026%                   211,417.52            5.23%
                April-05                0.014%                   109,098.87            5.58%
                March-05                0.046%                   365,812.55            7.35%

             ---------------------------------------------------------------------------------------